Exhibit 10.25

SCIENTIFIC GAMES CORPORATION

SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of July 13, 2001 and entered into by and among Scientific Games Corporation, a Delaware corporation (formerly known as Autotote Corporation) (“Company”), the financial institutions listed on the signature pages hereof (“Lenders”), DLJ Capital Funding, Inc., as Administrative Agent and Syndication Agent for Lenders, Lead Arranger and Sole Book Running Manager (“DLJ”), Lehman Commercial Paper Inc., as Documentation Agent for Lenders, and Lehman Brothers Inc., as Co-Arranger, and is made with reference to that certain Amended and Restated Credit Agreement dated as of October 6, 2000 (the “Credit Agreement”), by and among Company, Lenders, Administrative Agent, Syndication Agent, Documentation Agent and Co-Arranger, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of March 30, 2001.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Company and Lenders desire to amend the Credit Agreement to (i) redefine the term “Permitted Currency” and (ii) increase the Letter of Credit Usage amount from $25 million to $35 million;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.              AMENDMENTS TO THE CREDIT AGREEMENT

A.            Amendments to Section 1; Definitions

                Subsection 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of “Permitted Currency,” and substituting therefor the following:

“Permitted Currency” means Euros, Pounds Sterling, Italian Lire, French Francs, Belgium Francs, Irish Punts, German Marks, Luxembourg Francs, Dutch Guilders, Austrian Schillings, Finnish Markkas, Portuguese Escudos, Spanish Pesetas, Greek Drachmas and the monetary unit of any other national currency that is acceptable to the Issuing Lender and Administrative Agent.

B.            Amendments to Section 3; Letters of Credit

(i)            Subsection 3.1A(ii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

“(ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $35 million.”

(ii)           Subsection 3.1A(vi) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

“(vi) any Letter of Credit denominated in a currency other than Dollars if, after giving effect to such issuance, the Dollar Equivalent of the Letter of Credit Usage for all Letters of Credit denominated in a currency other than Dollars would exceed $35 million.”

Section 2.              CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

On or before the Second Amendment Effective Date, Company shall have delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

(i)           an Officer’s Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 of the Credit Agreement and in any other Loan Documents are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Company shall have performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the Second Amendment Effective Date;

(ii)          executed copies of this Amendment; and

(iii)         such other documents as Administrative Agent shall reasonably request.

Section 3.              COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

A.            Corporate Power and Authority.  Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B.            Authorization of Agreements.  The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

C.            No Conflict.  The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

D.            Governmental Consents.  The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E.             Binding Obligation.  This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F.             Incorporation of Representations and Warranties From Credit Agreement.  The representations and warranties contained in Section 5 of the Credit Agreement and in any other Loan Documents are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G.            Absence of Default.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 4.              MISCELLANEOUS

A.            Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)            On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the

“Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii)           Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)          The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B.            Fees and Expenses.  Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

C.            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.            Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E.             Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:
SCIENTIFIC GAMES CORPORATION

By:
Name:
Title:
LENDERS:
DLJ CAPITAL FUNDING, INC., as Administrative Agent and Syndication Agent

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, as a Lender

By:
Name:
Title:

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., individually and as Documentation Agent

By:
Name:
Title:

LEHMAN BROTHERS INC., as Co-Arranger

By:
Name:
Title:

[LENDER]

By:
Name:
Title:

GUARANTORS:

ACKNOWLEDGMENT OF

SECOND AMENDMENT TO CREDIT AGREEMENT

Each of the undersigned, as (i) a Subsidiary Guarantor under that certain Subsidiary  Guaranty dated as of October 6, 2000, (the “Guaranty”) and/or (ii) a grantor under the Collateral Documents referred to in the Credit Agreement, hereby acknowledges that it has read this Second Amendment to Credit Agreement (the “Agreement”) and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of the undersigned under the Subsidiary Guaranty and the Collateral Documents shall not be impaired or affected and each of the Subsidiary Guaranty and the Collateral Documents is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

SCIENTIFIC GAMES MANAGEMENT CORPORATION

By:
Name:
Title:

AUTOTOTE SYSTEMS, INC.

By:
Name:
Title:

AUTOTOTE INTERNATIONAL, INC.

By:
Name:
Title:

AUTOTOTE ENTERPRISES, INC.

By:
Name:
Title:

AUTOTOTE KENO CORPORATION

By:
Name:
Title:

SCIENTIFIC GAMES INTERNATIONAL, INC.

By:
Name:
Title:

ACRA ACQUISITION CORP.

By:
Name:
Title:

MARVIN H. SUGARMAN PRODUCTIONS, INC.

By:
Name:
Title:

AUTOTOTE GAMING, INC.

By:
Name:
Title:

AUTOTOTE DOMINICANA, INC.

By:
Name:
Title:

SCIENTIFIC GAMES HOLDING CORP.

By:
Name:
Title:

SCIENTIFIC GAMES (GREECE), INC.

By:
Name:
Title:

SCIENTIFIC ACQUISITION INC.

By:
Name:
Title:

SCIENTIFIC GAMES FINANCE CORPORATION

By:
Name:
Title:

SCIENTIFIC GAMES ROYALTY CORPORATION

By:
Name:
Title:

SCIGAMES FRANCE INC.

By:
Name:
Title:

AUTOTOTE INTERACTIVE, INC.

By:
Name:
Title: